Exhibit 10

                                  EXHIBIT "B"

              THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SO REGISTERED OR UNLESS IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM REGISTRATION UNDER ALL SUCH LAWS IS AVAILABLE,

                               WasteMasters, Inc.

             Warrant for the Purchase of Shares of Common Stock
             --------------------------------------------------

                               100,000,000 Shares

     THIS CERTIFIES THAT, for value received, CONTINENTAL INVESTMENT CORPORATION, a Georgia corporation ("Holder"), is entitled to subscribe for and acquire from WasteMasters, Inc., a Maryland corporation (the "Company"), at any time from the date hereof through and including the Expiration Date set forth below (the "Exercise Period"), up to ONE HUNDRED MILLION (100,000,000) fully paid and nonassessable shares (the "Shares") of the Company's common stock, $.01 par value per share (the "WasteMasters Stock") in exchange for up to ONE MILLION (1,000,000) fully paid and nonassessable shares of Holder's common stock (the "Continental Stock") subject to the limitations, terms and conditions set forth herein. (The number of Shares of WasteMasters Stock for which one share of Continental Stock may be exchanged shall be referred to as the "Exchange Ratio." The Exchange Ratio shall initially be 100 to 1.) This Warrant is issued by the Company in connection with the Stock Issuance and Purchase Agreement dated ______, 1997 entered into between Holder and the Company simultaneously herewith. Transfer, assignment or hypothecation of this Warrant by the Holder may be made only in accordance with and subject to the terms, conditions and other provisions of this Warrant. The term "Holder", as used herein, shall include the original Holder and only such persons to whom this Warrant is transferred in strict conformity with the terms and conditions set forth or incorporated by reference herein. As used herein, the term "Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued in consequence of the exercise or transfer of this Warrant, in whole or in part.

     1.  This Warrant shall expire on ________, 1999, (the "Expiration Date").

     2. Subject to the limitations set forth below, this Warrant may be exercised during the Exercise Period as to the whole or any lesser number of whole Shares by the surrender of this Warrant (with the form of Election at the end hereof duly executed) to the Company at its offices located at c/o Stefanou and Company, Attn: Peter Stefanou, 1360 Beverly Road, Suite 305, McLean, Virginia 22101, or such other place as is designated in writing and delivered to Holder by the Company, accompanied by a certificate representing shares of Continental Stock issued to the Company in an amount (the "Exchange Amount") equal to the number of Shares of WasteMasters Stock purchased by such exercise divided by the Exchange Ratio.

     3. Exercise of this Warrant shall be deemed to have been effected as of the close of the business day on which the Company has received this Warrant, a duly executed form of election and the Exchange Amount. Upon each exercise of this Warrant, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed. As soon as practicable after each such exercise of this Warrant, the Company shall issue and deliver to the Holder a certificate or certificates for the Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares subject to purchase hereunder.

     4. The Company shall maintain a register (the "Warrant Register") on which the names and addresses of the persons to whom this Warrant is issued and shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. Subject to compliance with applicable securities laws and any other restrictions set forth herein, this Warrant shall be transferable on the books of the Company only upon delivery thereof with the form of Assignment at the end hereof duly completed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to acquire a like number of shares of WasteMasters Stock upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person, unless the Holder of such Warrants shall furnish to the Company evidence of compliance with the Act and applicable state securities law, in accordance with the provisions of Section 9 hereof.

     5. Upon due authorization by the Company's stockholders to increase the authorized shares of the Company's common stock, as set forth in Section 14 hereof, the Company shall at all times reserve and keep available out of its authorized and unissued WasteMasters Stock, solely for the purpose of providing for the exercise of this Warrant, such number of Shares as shall, from time to time, be sufficient therefor.

     6. The Exchange Ratio shall be subject to adjustment from time to time as follows:

         (a)(i) In case the Company shall (A) declare a dividend or make a distribution on outstanding shares of its WasteMasters Stock in shares of WasteMasters Stock, (B) subdivide or reclassify the outstanding shares of WasteMasters Stock into a greater number of shares or (C) combine or reclassify the outstanding shares of WasteMasters Stock into a lesser number of shares, the Exchange Ratio in effect on the record date for such dividend, distribution, subdivision, combination or reclassification shall be adjusted so that it shall equal the Exchange Ratio determined by multiplying the Exchange Ratio then in effect by a fraction, the numerator of which shall be the number of shares of WasteMasters Stock outstanding immediately after giving effect to such action, and the denominator of which shall be the number of shares of WasteMasters Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event specified above shall occur.

           (ii) In case Continental Investment Corporation shall (A) declare a dividend or make a distribution on outstanding shares of its Continental Stock in shares of Continental Stock, (B) subdivide or reclassify the outstanding shares of Continental Stock into a greater number of shares or
(C) combine or reclassify the outstanding shares of Continental Stock into a lesser number of shares, the Exchange Ratio in effect on the record date for such dividend, distribution, subdivision, combination or reclassification shall be adjusted so that it shall equal the Exchange Ratio determined by multiplying the Exchange Ratio then in effect by a fraction, the numerator of which shall be the number of shares of Continental Stock outstanding immediately prior to giving effect to such action, and the denominator of which shall be the number of shares of Continental Stock outstanding immediately after such action. Such adjustment shall be made successively whenever any event specified above shall occur.

         (b) Whenever the Exchange Ratio is adjusted as herein provided, the Company or the Holder, as is appropriate, shall (i) forthwith execute a certificate signed by the President or a Vice President of the Company or Holder and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company or Holder showing in detail the fact requiring such adjustment and the Exchange Ratio and the number of shares of WasteMasters Stock deliverable after such adjustment and (ii) cause a notice, stating that such adjustment has been effected and stating the adjusted Exchange Ratio and the number of shares of WasteMasters Stock deliverable, to be sent to the Holder at its address appearing in the records of the Company or Holder. Each such certificate shall be kept on file in the principal office of the Company or the Holder.

         (c)(i) Whenever the Exchange Ratio is adjusted pursuant to subparagraph (a)(i) of this Section 6, the aggregate number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares then issuable upon exercise of this Warrant in whole by the adjusted Exchange Ratio and dividing the product so obtained by the Exchange Ratio in effect immediately before such adjustment.

           (ii) Whenever the Exchange Ratio is adjusted pursuant to subparagraph (a)(ii) of this Section 6, the aggregate number of Shares of Continental Stock which shall be paid upon exercise of this Warrant in whole shall simultaneously be adjusted by multiplying the number of such Shares of Continental Stock which would then be issued upon exercise of this Warrant in whole by the Exchange Ratio in effect immediately before such adjustment, and dividing the product so obtained by the adjusted Exchange Ratio.

         (d)  The Exchange Ratio shall be rounded to one-thousandths.

     7. (a) In case of any consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the continuing or surviving corporation), or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Holder shall have the right thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of Shares of WasteMasters Stock subject to be purchased by Holder pursuant to this Warrant immediately prior to such consolidation, merger, sale, lease or conveyance. In any such case, effective provision shall be made in any Articles of Incorporation of a surviving or acquiring corporation or otherwise, if necessary, in order to preserve Holder's rights hereunder. Such agreement shall provide for adjustments which shall be as nearly equivalent or practicable to the adjustments in Section 6.

         (b) In case of any reclassification or change in the Shares of WasteMasters Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in the Shares into two or more classes or series of shares) or in case of any consolidation or merger of another corporation into the Company in which the Company is the continuing corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) in the Shares of WasteMasters Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in the Shares into two or more classes or series of Shares), the Holder shall have the right thereafter to receive upon exercise of this Warrant the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable by the holder of the number of Shares subject to be purchased by Holder pursuant to this Warrant immediately prior to such reclassification, change, consolidation or merger.

         (c) The above provisions of this Section 7 shall similarly apply to successive reclassification and changes in Shares of WasteMasters Stock and to successive consolidations, mergers, sales or conveyances.

     8. The issue of any stock or other certificate upon the exercise of this Warrant shall be made without charge to the Holder for any tax in respect of the issue of such certificate. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificates unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     9. Unless registered under the Securities Act of 1933, as amended (the "Act"), this Warrant, the Shares and other securities issued upon exercise of this Warrant shall not be transferrable unless, in the opinion of counsel reasonably satisfactory to the Company, an exemption from registration under applicable securities laws is available. This Warrant, the Shares and other securities issued upon the exercise of this Warrant shall be subject to a stop-transfer order and the certificate or certificates evidencing any such Shares or securities shall bear the following legend and any other legend which counsel for the Company may deem necessary or advisable:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS SO REGISTERED OR UNLESS IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

    10. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and upon surrender and cancellation of any Warrant if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor and denomination.

    11. The Holder of any Warrant shall not have, solely on account of such status, any rights of a shareholder of the Company, either at law or in equity, or to any notice of meetings of shareholders or of any other proceedings of the Company.

    12. This Warrant shall be governed by and construed in accordance with the laws of the State of Maryland.

    13. This Warrant may not be amended, restated or supplemented without the prior written agreement of the Holder and the Company.

    14. Notwithstanding anything to the contrary herein, the Holder shall not have any right to exercise this Warrant at any time prior to an amendment of the Company's Articles of Incorporation which increases the number of shares which the Company is authorized to issue to include a number of shares of WasteMasters Stock which is not less than one hundred 100% of the sum of (a) the number of shares of WasteMasters Stock then outstanding, plus (b) that number of shares WasteMasters Stock issuable upon the exercise in full of all then outstanding options, warrants (including this Warrant), convertible securities, contract rights and other rights to purchase WasteMasters Stock. The Company, and the Board of Directors, shall exercise their best efforts to take all action necessary to amend the Company's Articles of Incorporation as described in Section 7 of the Stock Purchase Agreement as soon as practicable, including, without limitation, filing all necessary proxy statements or information statements with the Securities and Exchange Commission in connection with the calling of a special shareholders meeting and with the solicitation of shareholders' approval of the aforementioned amendment.

    15. The Company warrants the due authorization, execution and delivery of this Warrant this ____ day of _________, 1997.


                                  WasteMasters, Inc.

                                  By: /s/ A. Leon Blaser, Ph.D.
                                      ------------------------------
                                  Title: Chairman and Vice President

                             ELECTION TO PURCHASE
                             --------------------


     The undersigned Holder hereby irrevocably elects to exercise the within Warrant to acquire ____________ Shares (*) of WasteMasters Stock issuable upon the exercise thereof and requests that certificates for such Shares be issued in his/her last name and delivered to him/her at the following address:

     __________________________________________________________________


Date: __________________

     __________________________________________________________________
                              Signatures(s)(**)



                                 ASSIGNMENT
                                 ----------

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the within Warrant to the extent of ______________ Shares (*) transferable upon exercise thereof to ____________________, whose address is _____________ _____________________________________ and irrevocably constitute and appoint
__________________________ his/her/its Attorney to transfer said Warrant on the books of the Company, with full power of substitution.

Date: __________________

     _________________________________________________________________
                              Signature(s)(**)


 * If the Warrant is to be exercised or transferred in its entirety, insert the word "All" before shares; otherwise insert the number of shares then transferable on the exercise thereof as to which transferred or exercised. If such Warrants shall not be transferred or exercised to transfer all shares transferable upon exercise thereof, that a new Warrant to transfer the balance of such shares be issued in the name of, and delivered to, the Holder at the address stated below.

** Signature(s) must conform exactly to the name(s) of the Holder as set forth on the first page of this Warrant.